(NASDAQ:BFCF) www.bfcfinancial.com Prepared: September 20, 2004

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services and the operations, products and services of its controlled entities and entities in which it has non-control investments. Forward-looking statements relating to BFC’s activities as a diversified holding company that invests in diverse operating businesses are subject to a number of risks and uncertainties, including that the past performance of investments may not be indicative of future performance; that net asset value calculations, current value of investment calculations and implied returns are based, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future; that the success of BFC’s strategy is dependent on the performance of not only its investments but the general performance of the various industries in which it chooses to invest and, therefore, is currently dependent on the general success of the banking, real estate and home building, investment banking, restaurant and related industries; that BFC or its subsidiaries may not have sufficient resources or available cash to make investments; that BFC shareholders or its interests will be diluted in transactions utilizing stock for consideration; and that appropriate investment opportunities on reasonable terms and at reasonable prices may not be available. Further, this document contains forward-looking statements with respect to the operations of BankAtlantic which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the success of any new lines of business in which it may engage; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; increases in costs associated with regulatory compliance; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on its activities and the value of its assets; BankAtlantic’s denovo branch expansions, branch renovation, seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs. Further, this document contains forward-looking statements with respect to Ryan Beck, which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the volatility of the stock market and fixed income markets including the market’s impact on Ryan Beck’s trading activities; and the success of any new lines of business in which it may engage. Further, this document contains forward-looking statements wit h respect to the operations of Levitt, which are subject to additional risks and uncertainties including those relating to the market for real estate generally and in the areas where Levitt has developments; the availability and price of land suitable for development; the consummation of acquisitions of properties under contract; increases in materials prices, labor costs and interest rates; Levitt’s ability to timely deliver homes out of backlog; Levitt’s ability to successfully integrate its recent acquisition of Bowden and any future acquisitions; and the impact of environmental factors and governmental regulations. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. FORWARD-LOOKING STATEMENTS

INTRODUCTION

Summary Income Statement — BFC Consolidated(a) (In millions of dollars) Fiscal year ended December 31, Six months ended June 30, (b) 2001 2002 2003 2003 2004 Revenues Financial services $408.6 $473.5 $540.9 $278.6 $307.9 Homebuilding & real estate development 150.5 212.1 288.7 122.3 244.7 Other operations 2.9 1.5 1.9 1.0 1.8 Total revenues 562.0 687.1 831.5 401.9 554.4 Costs & Expenses Financial services 369.0 448.4 481.5 246.7 247.7 Homebuilding & real estate development 139.4 191.7 251.1 108.2 210.5 Other operations 8.5 6.1 7.9 2.4 3.0 Total costs & expenses 516.9 646.2 740.5 357.3 461.2 Pre-tax earnings 48.0 50.3 101.1 47.2 104.1 Minority interest 18.4 38.3 51.1 24.5 52.2 Net income $ 5.5 $5.2 $7.0 $ 3.8 $ 7.6 Year-Over-Year Net Income Growth(b) -5.2% 34.4% 102.0% Notes: (a) As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the financial results of both BankAtlantic Bancorp and Levitt Corporation. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC’s financial statements. However, the debts and obligations of the consolidated entities are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from the entity. The recognition by BFC of income from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 22.1% and 16.6%, respectively, which results in BFC recognizing only 22.1% and 16.6% of BankAtlantic Bancorp’s and Levitt Corporation’s income, respectively. (b) Unaudited data

BFC Stock Performance — 1999-2004 $16.00 180,000 $14.00 160,000 140,000 $12.00 120,000 $10.00 100,000 $8.00 80,000 Volume $6.00 Price per share ($) 60,000 $4.00 40,000 $2.00 20,000 $0.00 0 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 Volume Price

BFC’s Market Capitalization Growth 2001-2004 (In millions of dollars) $262.0 $232.2 $228.4 e Rat wth Gro al nu.5% An 71 nd)= ouGR mpA Co(C $51.8$46.4 12/31/200112/31/200212/31/2003 6/30/2004 Avg. Mkt. Cap. (8/1/04 — 9/15/04)

Summary of BFC’s Strategy • Invest in and acquire mid-market companies • Partner with superior management teams • Long term investor

BFC Management Team Alan Levan • Chairman and CEO of BFC and its predecessors since 1978 • Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and predecessors since 1987 • Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG) Jack Abdo Alan Levan • Vice Chairman of BFC since 1993 and Director since 1988 • Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987 • Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen • Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990 Jack Abdo

BFC Management Team Phil Bakes • Managing Director of BFC since January 2004 • President and CEO of Sojourn Enterprises, Inc., an advisory and merchant banking firm, from 1990 to 2003 • President/CEO of two major U.S. airlines from 1983 to 1990 • Prior to business career, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency from 1973-1980 Glen Gilbert • Executive Vice President of BFC since 2000, Chief Financial and Accounting Officer since 1987, Vice President and Chief Accountant 1980 to 1987 • Senior Executive Vice President of Levitt Corporation since 2004, Executive Vice President and Chief Financial Officer 1999-July, 2004 • Certified Public Accountant since 1970 and manager for KPMG from 1970 to 1980

DIVERSE HOLDINGS

Building Foremost Companies www.bfcfinancial.com 14

RETAIL BANKING

(NYSE:BBX) www.bankatlantic.com

Overview • Founded in 1952 as federally chartered savings bank • $5.4 billion in assets • Largest Florida headquartered bank with 74 branches • $3.3 billion in deposits • BFC owns approximately 22% of BankAtlantic Bancorp Transaction History – BFC invested approximately $45 million in a series of transactions in the mid-1980’s to acquire control – Local institution with shareholders known by BFC principals Pre Acquisition – Underperforming run-of-the-mill thrift with an over branched market footprint – No strategy for the changing dynamics of the savings and loan industry or the Florida market Post Acquisition – BFC took over management and leadership of the bank – Substantially reduced the size of the bank to establish a strong platform and market position – Transformed from a classic thrift to a retail and commercial bank model – Capitalized the bank to provide a platform for growth – Created a high growth “retail” oriented culture and image to attract low cost deposits while growing commercial loan portfolio with a conservative underwriting culture 17

BankAtlantic Bancorp Growth Strategy • Increase low cost deposits by: – Florida’s Most Convenient Bank initiative – Driving growth through service – not rate – Strong sales and marketing culture • Grow lending through Residential, Commercial Real Estate, Small Business and Consumer • Maintain high underwriting standards • No credit card, international, syndication, or indirect lending

BankAtlantic Bancorp BankAtlantic Branch Locations

BankAtlantic Bancorp 20

BankAtlantic Bancorp INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars) $38.6 $38.8 8% =2 R AG C $22.5% 8 $20.6 8 $18.6 $19.2 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended Notes: 6/30/04 6/30/04 -CAGR: Compound Annual Growth Rate (a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.

BANKATLANTIC INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return (a) (In millions of dollars) $275.5 d z e l i a t e u u n l o An s b 3% A 1 + 11% 5 + $45.1 Total BFC Investment Average Market Value From 1987 — 1993 (8/1/04 — 9/15/04) Notes: (a) Return calculation discounts all cash flows from time of BFC’s investment, including ending value based upon average market value (8/1/04 — 9/15/04) of BankAtlantic Bancorp, plus $15 million in dividends received since initial investment. 23

DIVERSIFICATION & RECENT INVESTMENTS 1997-2004

INVESTMENT BANKING & BROKERAGE

Excellence in Financial Services www.ryanbeck.com

Overview • Founded in 1946 • Full-service investment banking and brokerage firm • Approximately 500 financial consultants • Serving clients from 36 offices in 14 states Transaction History – Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp) – $38.1 million purchase price – Additional $23.5 million invested – Prior relationship with Ryan Beck management from prior investment banking engagements Pre Acquisition – Publicly owned company – Desired strong financial platform to pursue strategic initiatives Post Acquisition – Provided sound platform of financially solid parent – Supported the management team’s growth of the business – Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets

Ryan Beck & Co.

Ryan Beck & Co. REVENUE (In millions of dollars) $220.1% 60 = $139.9 R $131.3 CAG $107.9% 2 2 $53.7 $46.1 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: -CAGR: Compound Annual Growth Rate

Ryan Beck & Co. INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars) $12.1 $9.6 0% 1 2 = R AG 348% C $2.7 $ 0.9 ($1.3) ($2.4) 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: - CAGR: Compound Annual Growth Rate (a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.

Ryan Beck & Co. BOOK VALUE (a) (In millions of dollars) = 31% $84.8 GR CA $77.6 $66.8 $42.9 12/31/01 12/31/02 12/31/03 6/30/04 Notes: -CAGR: Compound Annual Growth Rate (a) Includes, among other things, miscellaneous capital contributions from BankAtlantic Bancorp

RYAN BECK & CO. INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) Estimated range of values based on $233.4 comparable companies(b): $153 — $305 d e i z l e a ut nu ol n bs A A %
$61.5 9% 2 0 + 8 2 + Total Investment Mid-Point of Since 6/98 Estimated Value Notes: Range (a) Return calculation discounts all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms compiled in a September 14, 2004 index of comparable firms and trading multiples by financial services industry specialist Sandler O’Neill & Partners, L.P. Based on the Sandler O’Neill compilations, the low end of Ryan Beck’s value range based on 1.8x price/book multiple and the high end of range based on 16.0x price/latest 12 month EPS multiple. Sandler O’Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey.

HOME BUILDING & LAND DEVELOPMENT

Levitt Corporation

Overview • Homebuilding and land development with primary activities in Florida • Spun-off from BankAtlantic Bancorp on December 31, 2003 • BFC owns approximately 17% of Levitt Corporation • Conducts its operations primarily through Core Communities and Levitt and Sons Core Communities – Develops master-planned communities and has two existing communities in Florida – St. Lucie West has been the fastest growing community on Florida’s Treasure Coast since acquired in October 1997 and was ranked as the 6th fastest selling master-planned community in 2003 – Newest community, Tradition, is planned to include over 20,000 residential units Levitt and Sons – A residential homebuilder – Company and its predecessors building homes since 1929 – “America’s Oldest Homebuilder,” predecessor built the original Levittown communities in New York, New Jersey and Pennsylvania

www.corecommunities.com

Overview Core Communities (formerly St. Lucie West Holding Company) is a master- planned community developer since 1996. Transaction History – Purchased in 1997 (through BFC subsidiary, BankAtlantic Bancorp) – $20 million purchase price – Additional $4.8 million invested by BankAtlantic Bancorp – Pre-transaction relationship with management Pre Acquisition – Privately owned by a fund with different goals than that of management – Company was capital constrained Post Acquisition – Core was sufficiently capitalized – Facilitated access to third-party financing – One of the leading master planned community developers in the country

Core Communities

Core Communities • Original 4,600-acre Master Planned Community • 6th fastest selling Master Planned Community in USA in 2003* • Location of PGA Golf Course • Location of New York Mets spring training stadium • 9,000-acre Master Planned Community • 5 miles of frontage on Interstate 95 • Expected to include approx. 20,000 residential units • Expected to include approx. 8.0 million square feet of commercial space * Source: Robert Charles Lesser & Co.

Core Communities REVENUE(a) (In millions of dollars) $53.9 $55.0 $56.6 1% 5 = G R $32.6 C A $21.6% 4
$16.0 7 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: (a) Includes land sales to Levitt and Sons division. — CAGR: Compound Annual Growth Rate

Core Communities NET INCOME(a) (In millions of dollars) $17.8 $14.9 $11.0 31% = GR A $5.7 % C 2 $4.9 1 2 $3.5 20002001 2002 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: - CAGR: Compound Annual Growth Rate (a) Includes profits from land sales to Levitt and Sons division.

Overview Levitt and Sons (and its predecessors), “America’s Oldest Homebuilder,” commenced operations in 1929 and was one of the first developers of suburban communities. Transaction History – Purchased in 1999 (through BFC subsidiary, BankAtlantic Bancorp) – $27 million purchase price – Prior banking relationship with Levitt and Sons as well as relationship with management Pre Acquisition – Privately owned with free cash flow up-streamed to parent and not reinvested for growth – Management was “hamstrung” with no growth capital Post Acquisition – Supported management’s vision for growth – Facilitated growth financing and allowed Levitt and Sons to reinvest earnings – Established independent Board of Directors at parent company and Board level investment committee to manage growth

Levitt and Sons REVENUE SALE OF HOMES (In millions of dollars) $222.3 $203.7 8% 3 = G R $162.4 C A $117.7 $84.3 $82.6% 7 4 1 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended Notes: 6/30/03 6/30/04 -CAGR: Compound Annual Growth Rate (a) Includes revenues of Bowden Homes from date of acquisition, April 28, 2004

Levitt and Sons BACKLOG OF SIGNED CONTRACTS(a) (In millions of dollars) $553.5(b) $458.8 9% $312.5 =6 R AG C $167.5 $125.0 7% 7 $94.8 487 584824 2,053 2,352 (b) 1,480 12/31/2000 12/31/2001 12/31/2002 12/31/2003 6/30/2003 6/30/2004 Units Notes: - CAGR: Compound Annual Growth Rate (a) Excludes joint ventures. Backlog based on actual contract prices. Average sales price of future sales will vary based upon the mix of Active Adult and Family homes. (b) Includes revenues and units of Bowden Homes from date of acquisition, April 28, 2004.

LEVITT CORPORATION CONSOLIDATED FINANCIAL RESULTS

Levitt Corporation CONSOLIDATED REVENUE(a) (In millions of dollars) $285.5
$243.4
%8 $209.4 9
= G R
A 1 % C 0 1 $144.3 $121.0 $106.0
$18.5
1999 2000 2001 2002 2003 6 Mos. Ended 6 Mos. Ended
6/30/03 6/30/04
Notes: -CAGR: Compound Annual Growth Rate (a) Excludes interest and other revenue

Levitt Corporation CONSOLIDATED NET INCOME (In millions of dollars) $26.8 $26.7 $19.5 1% 6 = R G A 5% C 7 1 $9.7 $7.0 $7.5 $4.0 1999 2000 20012002 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: -CAGR: Compound Annual Growth Rate

Levitt Corporation STOCK PRICE(a) (NYSE:LEV) $21.94
30% $16.81 9-month Increase 12/16/03 Average Price (8/1/04 — 9/15/04) Notes: (a) LEV started trading on a “when issued” basis on December 16, 2003.

LEVITT INVESTMENT PERFOMANCE (a) Implied Pre-Tax Annualized Return (b) (In millions of dollars) $244.5(c) d e i z e all ut uo n s n b A A % 8 9% 2 8 + 3 $50.0 Total Investment Average Market Value From 1997 — 1999 (8/1/04 – 9/15/04) Notes: (a) Excludes results of Levitt Corporation’s investment in Bluegreen which is separately presented later in this presentation. (b) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of LEV from 8/1/04 through 9/15/04. Investments in Levitt Corporation were made by BFC subsidiary, Bank Atlantic Bancorp. (c) Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp’s shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt Corporation in its April 2004 public offering.

TIME SHARE & VACATION OWNERSHIP

(NYSE:BXG)

Overview • Bluegreen was founded in 1972 and has 2 principal businesses – Developing and marketing time-share resorts – Developing and marketing subdivided residential lots to retail customers. Transaction History – Purchased control position in 2002 (through BFC subsidiary Levitt Corporation) – Total investment is $56.5 million – Pre-transaction relationship with management Pre Acquisition – Company was publicly owned; control shareholder was large real estate fund – The fund bought its position as a value play when timeshare industry was out of favor – Stock price decreased and the fund became impatient Post Acquisition – Management thrived under the new long term philosophy – Maintained and strengthened Bluegreen’s independent Board of Directors – Stock price has increased more than 150% since acquisition – Levitt Corporation currently owns approximately 36% of Bluegreen

Bluegreen Corporation Leading Provider of Vacation Ownership Resorts and Residential Communities Bluegreen Communities • Develops and markets retail “homesites” in planned residential and golf communities • Generates additional revenue through realty resale commissions and daily fee golf course operations Lodge Alley Inn (Charleston, SC) Bluegreen Resorts • 18 vacation ownership resorts in seven states and Aruba • Approximately 128,000 Vacation Ownership Interests (VOI) owners • VOI owners also have access to approximately 3,700 affiliated resorts • Provides financing to VOI purchasers • Provides resort management to owners associations Solara Surfside Resort (Surfside, FL)

Bluegreen Corporation TOTAL REVENUE(a) (In millions of dollars) $438.5 24 % R = CAG $339.8 $285.1 $260.6 $187.7 9% 3 CY 2001 CY 2002 CY 2003 6 Mos. Ended 6 Mos. Ended Notes: 6/30/03 6/30/04 - CAGR: Compound Annual Growth Rate (a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months.

Bluegreen Corporation NET INCOME(a) (In millions of dollars) $25.8
3% 6 = R G CA $13.8 $10.8
$9.7 6%
$8.36
CY 2001 CY 2002 CY 2003 6 Mos. Ended 6 Mos. Ended 6/30/03 6/30/04 Notes: - CAGR: Compound Annual Growth Rate (a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months.

Bluegreen Corporation Key Ratios Time of Investment vs. Now Book Value Per Share Price Per Share 18% = 9% GR $7.99 3$11.34 CA = R G $5.53 A C $4.99
3/31/2002 6/30/2004 3/31/2002 Avg. Price 8/1/04-9/15/04 Debt To Equity Ratio - 12 1.4x % 1.1x 3/31/2002 6/30/2004

BLUEGREEN INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return (a) (In millions of dollars) $107.8 e d l i z a t e n u u o l An b s 0 % A $56.5 +3 1% + 9 Total Investment Average Market Value 4/01 & 4/02 (8/1/04-9/15/04) Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of BXG from 8/1/04 through 9/15/04. Investment in Bluegreen made by BFC subsidiary, Levitt Corp.
59

INTERNATIONAL THEMED RESTAURANT CHAIN

www.benihana.com (NASDAQ:BNHN/BNHNA)

Overview • Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants • Acquired and growing additional Asian-Themed concepts primarily under HARU and RA Sushi brands • Current operations: – 56 Benihana (owned) – 23 Benihana (franchised) – 5 Haru – 8 RA Sushi Transaction History – BFC agreed to purchase $20 million of Benihana convertible preferred stock – $10 million purchased July, 2004 with the remaining $10 million to be purchased in subsequent tranches after July 1, 2005 – Preferred stock has voting rights and 5% annual dividend – First tranche represents approximately 5% (at conversion price) of economic ownership and 13% of common stock vote – Pre-existing BFC management relationship with Benihana board and management Pre Transaction – Benihana desired to embark on a renovation program for it’s core concept, Benihana, and expand its two newest concepts HARU and RA sushi Post Transaction – Benihana at beginning stages of executing its renovation and expansion plans

Benihana – Financial Summary(a) (In millions of dollars) Market Capitalization Revenue $203.0 $127.3 Average Market Capitalization FY 2004 (8/1/04 — 9/15/04) Operating Income Net Income $15.3 $9.2 FY 2004 FY 2004 Notes: (a) Fiscal Year (FY) 2004 ended 3/28/04

BENIHANA INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) $10.0 $10.0 No return to date Total Investment Value at Cost(a) July 1, 2004
Notes: (a) $10 million investment in 5% convertible preferred stock of Benihana 2.5 months ago on July 1, 2004 valued at original cost. BFC is committed to acquire, in the future, an additional $10 million of Benihana convertible preferred stock.

SUMMARY OF INVESTMENT RESULTS 1997-2004
DIVERSIFICATION & RECENT INVESTMENTS

Investment Results Summary 1997-2004 (In millions of dollars) $611.6(b) d z e l i t e ua u nn ol A s b % A 7 2% +3 1 2 + $195.5(a)
Total Investments Estimated Value as of 9/15/04 Acquisition of Core & Levitt and Sons Acquisition of Investment in Venture Investment in (Levitt Corp.) Ryan Beck & Co. Bluegreen Partnerships Benihana
Notes: (a) Represents the cumulative cash value of investments made in Levitt & Sons and Core Communities (Levitt Corp.), Ryan Beck Co., Bluegreen and Benihana, Inc. and the total investments management in the BFC Venture Partnerships from 1997 through 2004. As noted elsewhere, BFC currently owns directly or indirectly through its subsidiaries all of these investments except portion of Levitt Corporation spun-off to non-BFC BankAtlantic Bancorp shareholders on December 31, 2003. The information is provided to reflect the estimated value and performance of the various “BFC Family” investments since 1997. (b) Return calculation discounts all cash flows from time of investment and includes all dividends paid and Venture Partnerships distributions; current value based upon average market value of public holdings from August 1, 2004 through September 15, 2004. Ryan Beck’s estimated current market value is based upon an index of comparable firms compiled by Sandler O’Neill & Partners, L.P. research. Calculations assume no change in value of July 2004 $10 million preferred stock investment in Benihana, Inc. 66

FUTURE STRATEGY

Overview • Invest in and acquire mid-market businesses • Partner with superior management • Long-term investor • Prefer control investments • Diverse industries • Acquisitions for cash and/or BFC stock • BFC financing

BFC’s Strategy • Public or private companies • Adopt orphans/white knight role • Divestiture of subsidiary by larger company • Family business seeking to monetize holdings but retain management control • Going private transactions and management buyouts • Change of control transactions • Large minority purchases (negative control)

BFC’s Strategy Advantages • Long term philosophy • Autonomous management • Provide Board of Directors oversight and infrastructure • Oversee allocation of capital and new investments • Facilitate third party financing and add on acquisitions • BFC as public company vs. private equity firms • Access to investment opportunities

VALUATION AND PUBLIC MARKETS

BFC Net Asset Value vs. Market Cap NAV1 compared to Market Cap : +$57.9 or +25% Assets NAV2 compared to Market Cap : +$88.5 or +39% $340.6 $29.2 Other assets NAV2(b) (In millions of dollars) NAV1(a) Market Cap(c) Market value $311.4 of public holdings $286.3 $317.0 $228.4 (avg. 8/1/04 to 9/15/04) Liabilities ($54.3) ($30.6) Def. tax liab. Notes: ($23.6) Other liab. Numbers may not add due to rounding. Balance sheet items as of June 30, 2004. Market value of public holdings is based on the average prices of BBX & LEV for the period August 1, 2004 to September 15, 2004. (a)Net Asset Value (NAV1 ) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value. (b)NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities. (c)BFCF market capitalization is the average for the period August 1, 2004 to September 15, 2004 based on weighted average shares outstanding of 22.2 million for the six months ended June 30,2004.

BFC Share Price Compared to BFC Net Asset Value (c) NAV2 per share NAV per share(b) $14.28 1 $12.90 (a) Price per share = $3.99 = $2.61 +39% $10.29 +25% Notes: Numbers may not add due to rounding Balance sheet items as of June 30, 2004. (a) Average share price for the period August 1, 2004 to September 15, 2004. (b) Net Asset Value (NAV1 ) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value divided by weighted shares outstanding of 22.2 million for the six months ended June 30, 2004. Does not include additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. (c) NAV2 per share is the same calculation as NAV1 excluding deferred tax liabilities. 73

BFC VALUE RELATED TO PERFORMANCE OF TWO KEY HOLDINGS

Earnings Growth of BankAtlantic Bancorp vs. Banking Sector (a) 88% 42% 14% 14% -13% -2% Avg. Growth Rate 6 Mos. Ended 2004 Growth 2005 Growth 2001-2003 6/30/04 vs. 6/30/03 Rate Estimate Rate Estimate BankAtlantic Bancorp Stifel Nicolaus Banking Sector Index Notes: (a) Banking sector index comprises a selection by Stifel, Nicolaus & Company Incorporated of 19 regional banks with assets greater than $2.5 billion and less than $10.0 billion. Historical net income for each company in the index was obtained from Thomson First Call. Estimated 2004 and 2005 net income projections were obtained from Stifel, Nicolaus, Regional Bank Weekly Monitor, Week Ended September 10, 2004.

BFC Summary • Emerging diversified holding company • BFC Family has solid track record of diversified investments 1997-2004 $196 million Invested $612 million Estimated Value +27% Implied Annualized Rate of Return • BFC’s Net Asset Value $58 to $88 million greater than average market cap (a) $2.68 to $3.99 per share higher than average price (a) 25% to 39% per share higher than average price(a) Notes: (a) Average market capitalization and share price for the period 8/1/04 to 9/15/04

BFC Summary • Income growth of BFC’s 2 key holdings greater than industry averages 2001 — 2003 – BankAtlantic Bancorp. 42% vs. 14% Banking Sector – Levitt Corp. 68% vs. 36% Homebuilding Sector • BFC’s voting control provides stable, long-term oriented ownership for portfolio companies • BFC’s future strategy is to finance and pursue additional growth investment opportunities

(NASDAQ:BFCF)
www.bfcfinancial.com